                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                _______________
                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  JULY 16, 1998
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                                  P-COM, INC.
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              (Exact name of registrant as specified in charter)



          DELAWARE                    0-25356                 77-02893711
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(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)              File Number)         Identification No.)



3175 S. WINCHESTER BOULEVARD, CAMPBELL, CALIFORNIA               95008
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    (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code    (408) 866-3666
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                                   NOT APPLICABLE
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         (Former name or former address, if changed since last report.)

ITEM 5.   Other Events
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          In a press release disseminated on July 16, 1998, the Registrant publicly announced its earnings for the quarter ended June 30, 1998.
          A copy of the press release is attached hereto and incorporated herein by reference.

ITEM 7.   Financial Statements and Exhibits
          ---------------------------------

          A copy of the Registrant's press release announcing its earnings for the quarter ended June 30, 1998 is attached hereto as an exhibit.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          P-COM, INC.
                                          -----------
                                          (Registrant)

Date:  July 17, 1998                 By:  /s/ Michael J. Sophie
                                          ---------------------

                                          Name:  Michael J. Sophie
                                          Title: Chief Financial Officer

                                 EXHIBIT INDEX


     Exhibit
     -------

      99.1        Press Release disseminated July 16, 1998.